SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 1998
(Date of earliest event reported)

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

Delaware				                  33-70814		   88-0310100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	            File Number  identification No.)

655 Maryville Centre Drive
St. Louis, Missouri					                   63141-5832
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(314) 523-3000

Item 5.	Other Events.

On November 15, 1996 Deutsche Floorplan Receivables Master Trust made the distributions to Certificateholders contemplated by the Pooling and Servicing Agreement dated as of December 1, 1993 as amended and restated as of March 1, 1994 as further amended as of January 24, 1996 and as amended and restated as of October 1, 1996 (the "Agreement"), among Deutsche Floorplan Receivables, L.P. as Seller, Deutsche Financial Services Corporation as Servicer and The Chase Manhattan Bank as Trustee, as supplemented by
Series 1994-1 and Series 1996-1 in accordance with the Agreement.

Copies of the monthly Certificateholders' Statements for such distributions are being filed as Exhibits 1 and 2 to this Current Report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit	 Description

Ex-1		   Series 1991-1 and 1996-1 Compliance/Statistical
		       Reporting for period ending 10/31/98.
Ex-2		   Distribution Date Statement for Collection Period
		       ending 10/31/98.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
(Registrant)

By:  		Deutsche Floorplan Receivables, Inc.
     		General Partner
Date:		November 20, 1998
By:		  /s/ Richard H. Schumacher
Name:		Richard H. Schumacher
Title:	President and Treasurer